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                                                                  EXHIBIT 10(i)g

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

            AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of April 22, 2004 (the "Amendment") among CMC Receivables, Inc. (the "Company"), CMC Steel Fabricators, Inc. d/b/a SMI Joist Company ("CMC Steel"), Commercial Metals Company ("Commercial Metals"), Howell Metal Company ("Howell"), Owen Electric Steel Company of South Carolina d/b/a SMI Steel South Carolina ("Owen"), SMI Steel Inc. ("SMI"), Structural Metals, Inc. ("Structural" and together with CMC Steel, Commercial Metals, Howell, Owen and SMI, the "Originators").

                              W I T N E S S E T H:

      WHEREAS, the Company and the Originators are parties to a Purchase and Sale Agreement dated as of June 20, 2001 (the "PSA");

      WHEREAS, the Company, Commercial Metals Company and Three Rivers Funding Corporation ("TRFCO") are parties to a Receivables Purchase Agreement dated as of June 20, 2001 (the "RPA");

      WHEREAS, the Company, Commercial Metals Company, TRFCO, Liberty Street Funding Corp. ("Liberty"), The Bank of Nova Scotia ("Scotia") and Mellon Bank, N.A. ("Mellon"), as managing agent and administrative agent, are parties to an Amended and Restated Receivables Purchase Agreement dated as of April 22, 2004;

      WHEREAS, the parties hereto desire to amend the PSA;

      NOW, THEREFORE, the parties agree as follows:

SECTION 1. DEFINITIONS

      Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the PSA.

SECTION 2.  AMENDMENT OF PSA

      As of the date hereof, the RPA has been amended and restated to add Liberty Street Funding Corp. ("Liberty") as an additional Buyer under the RPA and to add each of The Bank of Nova Scotia ("Scotia") and Mellon Bank, N.A. ("Mellon") as parties to the RPA in their capacities as Managing Agents under the RPA and to add Mellon in its capacity as Administrative Agent under the RPA. Accordingly, the PSA is hereby amended such that all references to the Buyer in the PSA are deemed to also refer to Liberty in addition to TRFCO, and each of Liberty, Scotia and Mellon are added as third party beneficiaries of all of the rights of the

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Company arising under the PSA and the other Purchase Documents to which any
Originator is a party, entitled to enforce the provisions of the PSA directly against the parties to the PSA.

SECTION 3. CONDITIONS PRECEDENT

      The occurrence of the effective date shall be subject to the conditions precedent that this Amendment shall have been executed by each party hereto.

SECTION 4. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 5. EXECUTION IN COUNTERPARTS

      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. CONFIRMATION OF AGREEMENT

      Each of the parties to the PSA agree that, except as amended hereby, the PSA continues in full force and effect.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

                                      CMC RECEIVABLES, INC.

                                      By: /s/ Stanley A. Rabin
                                         Authorized Signatory

                                      CMC STEEL FABRICATORS, INC., D/B/A/
                                      SMI JOIST COMPANY

                                      By: /s/ Stanley A. Rabin
                                         Authorized Signatory

                                      COMMERCIAL METALS COMPANY

                                      By: /s/ Stanley A. Rabin
                                         Authorized Signatory

                                      HOWELL METAL COMPANY

                                      By: /s/ Stanley A. Rabin
                                         Authorized Signatory

                                      OWEN ELECTRIC STEEL COMPANY OF SOUTH
                                      CAROLINA D/B/A SMI STEEL SOUTH CAROLINA

                                      By: /s/ Stanley A. Rabin
                                         Authorized Signatory

                                      SMI STEEL INC.

                                      By: /s/ Stanley A. Rabin
                                        Authorized Signatory

                                      STRUCTURAL METALS, INC.

                                      By: /s/ Stanley A. Rabin
                                        Authorized Signatory

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